SECTION 1350 CERTIFICATION


In connection with the Quarterly Report on Form 10-Q of Public Storage (the "Company") for the quarterly period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Ronald L. Havner, Jr., as Chief Executive Officer and President of the Company and John Reyes, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Ronald L. Havner, Jr.
-------------------------
Name:    Ronald L. Havner, Jr.
Title:   Chief Executive Officer & President
Date:    November 9, 2007

/s/ John Reyes
-------------------------
Name:    John Reyes
Title:   Chief Financial Officer
Date:    November 9, 2007


                                   Exhibit 32